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                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports (and all references to our Firm) included in or made a part of this Registration Statement.


                                                /s/ ARTHUR ANDERSEN LLP
                                              ---------------------------
                                                    Arthur Andersen LLP

Orange County, California
May 8, 1998